Vessels	6 Months Ended
Jun. 30, 2018
Vessels [Abstract]
Vessels

3. Vessels

Acquisitions

During the first six months of 2018 there were no vessel acquisitions. During the first six months of 2017, the Company took delivery of its newbuild VLCC tanker Hercules I, the newbuild aframaxes Marathon TS, Sola TS and Oslo TS and the newbuild shuttle tanker Lisboa for $383,125 in total.

Held for sale

At December 31, 2017, the VLCC Millennium was classified as held for sale.

Sales

On April 11, 2018, the Company sold the VLCC Millennium, for net proceeds of $17,520, realizing a net loss of $364.

Sale and Leaseback

On December 21, 2017, the Company entered into a five-year sale and leaseback agreement for each of the two suezmaxes, Eurochampion 2004 and Euronike. Under these leaseback agreements, there was a seller’s credit of $6,500 each on the sales price that becomes immediately payable to the Company by the owners at the end of the five-year charter or upon sale of the vessels during the charter period. The Company analyzed the classification of the leaseback agreements based on the primary lease classification criteria and the supplemental indicators in ASC 840, and determined that these agreements qualified as operating leases.

Charter hire expense

As at June 30, 2018, minimum commitments to be incurred by the Company under vessel operating leases by which the Company charters-in vessels were approximately $48,478, comprised of $5,456 (2018), $10,822 (2019), $10,852 (2020), $10,822 (2021), and $10,526 (2022). The Company recognizes the expense from these charters, which is included in time-charter hire expense in the accompanying Consolidated Statements of Comprehensive Income/(Loss), on a straight-line basis over the term of the charters.